T. Rowe Price Emerging Markets Bond Fund

T. Rowe Price Institutional Emerging Markets Bond Fund

Supplement to Prospectuses Dated May 1, 2020

In section 1, the portfolio manager table under “Management” is supplemented as follows:

Effective June 30, 2020, Samy B. Muaddi will join Michael J. Conelius as a portfolio manager and Cochairman of the fund’s Investment Advisory Committee. Mr. Muaddi joined T. Rowe Price in 2006. Effective June 30, 2021, Mr. Conelius will step down as a portfolio manager and Cochairman of the fund’s Investment Advisory Committee and Mr. Muaddi will become the sole portfolio manager and Chairman of the fund’s Investment Advisory Committee.

In section 2, the disclosure under “Portfolio Management” is supplemented as follows:

Effective June 30, 2020, Samy B. Muaddi will join Michael J. Conelius as a portfolio manager and Cochairman of the fund’s Investment Advisory Committee. Mr. Muaddi joined T. Rowe Price in 2006 and his investment experience dates from that time. He served as a portfolio manager with the Firm throughout the last five years. Effective June 30, 2021, Mr. Conelius will step down as a portfolio manager and Cochairman of the fund’s Investment Advisory Committee and Mr. Muaddi will become the sole portfolio manager and Chairman of the fund’s Investment Advisory Committee.

The date of this supplement is June 24, 2020.

G16-041 6/24/20